UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23218

Name of Fund: BlackRock 2022 Global Income Opportunity Trust (BGIO)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock 2022 Global Income Opportunity Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2017

Date of reporting period: 06/30/2017

Item 1 –	Report to Stockholders

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock 2022 Global Income Opportunity Trust (BGIO)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. For its part, the European Central Bank also began to signal its intent to wind down asset purchases and begin the long move toward policy normalization, contingent upon further improvement in economic growth.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.34%	17.90%
U.S. small cap equities (Russell 2000® Index)	4.99	24.60
International equities (MSCI Europe, Australasia, Far East Index)	13.81	20.27
Emerging market equities (MSCI Emerging Markets Index)	18.43	23.75
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.31	0.49
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.08	(5.58)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.27	(0.31)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.26	(0.28)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.92	12.69
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	3

Trust Summary as of June 30, 2017

Trust Overview

BlackRock 2022 Global Income Opportunity Trust’s (BGIO) (the “Trust”) investment objective is to seek to distribute a high level of current income and to earn a total return, based on the net asset value of the Trust’s common shares of beneficial interest, that exceeds the return on the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index by 500 basis points (or 5.00%) on an annualized basis over the life of the Trust, under normal market conditions

No assurance can be given that the Trust’s investment objective will be achieved. Risks relating to the Trust’s investment objective are described in further detail in the Notes to Financial Statements.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BGIO
Initial Offering Date	February 27, 2017
Current Distribution Rate on Closing Market Price as of June 30, 2017 ($10.04)[1]	5.98%
Current Monthly Distribution per Common Share[2]	$0.0500
Current Annualized Distribution per Common Share[2]	$0.6000
Economic Leverage as of June 30, 2017[3]	30%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to reverse repurchase agreements, minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Overview of the Trust’s Total Investments

Portfolio Composition	6/30/17
Corporate Bonds	46%
Asset-Backed Securities	20
Foreign Agency Obligations	14
Non-Agency Mortgage-Backed Securities	13
Investment Companies	3
Short-Term Securities	2
U.S. Government Sponsored Agency Securities	1
Floating Rate Loan Interests	1
Preferred Securities	—	[1]

[1]	Representing less than 1% of the Trust’s total investments.

Credit Quality Allocation[2,3]	6/30/17
AAA/Aaa[4]	3%
A	5
BBB/Baa	25
BB/Ba	20
B	21
CCC/Caa	4
C	4
NR	18

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]	Excludes Preferred Securities, Short-Term Securities and Options Written.

[4]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.

The Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	5

Schedule of Investments June 30, 2017 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ALM VI Ltd., Series 2012-6A, Class DR, 6.81%, 7/15/26 (a)(b)	USD	1,000	$1,002,100
ALM XIV Ltd., Series 2014-14A, Class C, 4.62%, 7/28/26 (a)(b)		1,000	1,001,056
AMMC CLO 18 Ltd., Series 2016-18A, Class E1, 7.87%, 5/26/28 (a)(b)		750	757,025
Anchorage Capital CLO 4 Ltd., Series 2014-4A, Class CR, 4.57%, 7/28/26 (a)(b)(c)		1,000	1,000,000
Anchorage Capital CLO 9 Ltd., Series 2013-1A, Class D, 5.96%, 7/13/25 (a)(b)		1,000	992,509
Anchorage Capital CLO Ltd., Series 2016-9A, Class D, 4.95%, 1/15/29 (a)(b)(c)		1,000	1,006,200
Apidos CLO XVIII, Series 2014-18A, Class D, 6.35%, 7/22/26 (a)(b)		1,000	999,940
Apidos CLO XXI, Series 2015-21A, Class D, 6.71%, 7/18/27 (a)(b)		500	492,395
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, 4.41%, 10/17/24 (a)(b)		1,000	1,002,937
Ares XXXIV CLO Ltd., Series 2015-2A, Class E2, 6.37%, 7/29/26 (a)(b)		1,000	965,721
Atlas Senior Loan Fund V Ltd., Series 2014-1A, Class D, 4.61%, 7/16/26 (a)(b)		1,000	999,898
Atrium X, Series 10A, Class E, 5.52%, 7/16/25 (a)(b)		500	490,522
Babson CLO Ltd., Series 2013-IA, Class D, 4.66%, 4/20/25 (a)(b)		1,000	1,004,078
Ballyrock CLO LLC, Series 2014-1A, Class CR, 4.81%, 10/20/26 (a)(b)(c)		1,500	1,499,940
Bayview Financial Revolving Asset Trust, Series 2005-E, Class A1, 2.22%, 12/28/40 (a)(b)		2,683	2,365,731
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, 5.00%, 7/15/29 (a)(b)(c)		1,500	1,479,750
BlueMountain CLO Ltd. (a)(b):
Series 2014-1A, Class E, 5.92%, 4/30/26		1,000	1,001,283
Series 2014-3A, Class D, 6.26%, 10/15/26		1,000	998,939
Bsprt Issuer Ltd., Series 2017-FL1, Class A, 2.43%, 6/15/27 (a)(b)(c)		280	280,350
C-BASS Trust, Series 2007-CB1, Class AF4, 3.76%, 1/25/37 (d)		2,459	1,226,112
Carlyle Global Market Strategies CLO Ltd. (a)(b):
Series 2014-3A, Class D1, 6.27%, 7/27/26		1,000	999,948
Series 2014-4A, Class E, 6.36%, 10/15/26		1,000	985,956
Series 2015-3A, Class D, 6.87%, 7/28/28		1,000	999,318
CIFC Funding III Ltd., Series 2015-3A, Class E, 7.21%, 10/19/27 (a)(b)		1,000	993,548
CIFC Funding Ltd., Series 2014-1A, Class E, 5.66%, 4/18/25 (a)(b)		1,000	982,415
Conseco Finance Corp., Series 2001-D, Class B1, 3.66%, 11/15/32 (a)		1,147	1,144,834
Conseco Finance Securitizations Corp., Series 2002-1, Class M2, 9.55%, 12/01/33 (a)		2,500	2,725,297
Conseco Financial Corp., Series 1997-2, Class M1, 7.54%, 6/15/28 (a)		1,997	1,987,878
Credit-Based Asset Servicing & Securitization LLC, Series 2006-MH1, Class B1, 6.25%, 10/25/36 (b)(d)		1,000	1,032,556
CSMC Trust, Series 2017-1TR, 4.50%, 3/25/21 (b)		1,591	1,592,331
Deutsche Financial Capital Securitization LLC, Series 1991-I, Class M, 6.80%, 4/15/28		1,610	1,691,712
Dryden 31 Senior Loan Fund, Series 2014-31A, Class DR, 4.51%, 4/18/26 (a)(b)		1,000	1,005,447

Asset-Backed Securities		Par (000)	Value
Dryden 34 Senior Loan Fund, Series 2014-34A, Class DR, 4.56%, 10/15/26 (a)(b)(c)	USD	1,250	$1,250,000
Dryden 37 Senior Loan Fund, Series 2015-37A, Class E, 6.56%, 4/15/27 (a)(b)		500	495,260
First Franklin Mortgage Loan Trust, Series 2006-FF16, Class 2A3, 1.36%, 12/25/36 (a)		756	462,218
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 4.67%, 10/29/26 (a)(b)		750	751,098
Highbridge Loan Management Ltd., Class E (a):
Series 5A-2015, 6.52%, 1/29/26 (b)		750	741,200
Series 5X-2015, 6.52%, 1/29/26		1,000	988,266
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 6/15/33 (c)		2,824	2,234,743
Long Beach Mortgage Loan Trust (a):
Series 2006-2, Class 2A4, 1.51%, 3/25/46		774	394,007
Series 2006-4, Class 2A4, 1.48%, 5/25/36		997	470,986
Series 2006-5, Class 2A3, 1.37%, 6/25/36		1,290	683,532
Madison Park Funding XIV Ltd., Series 2014-14A, Class E, 5.91%, 7/20/26 (a)(b)		1,750	1,739,985
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, 1.48%, 8/25/37 (a)		2,266	640,969
MP CLO VI Ltd., Series 2014-2A, Class DR, 4.66%, 1/15/27 (a)(b)		750	743,348
Neuberger Berman CLO XV, Series 2013-15A, Class D, 4.41%, 10/15/25 (a)(b)		1,000	997,495
Oak Hill Credit Partners X Ltd., Series 2014-10A, Class DR, 4.41%, 7/20/26 (a)(b)		1,500	1,499,517
OHA Credit Partners IX Ltd., Series 2013-9A, Class DR, 4.46%, 10/20/25 (a)(b)(c)		1,000	1,000,000
OZLM Funding V Ltd., Series 2013-5A, Class D, 5.91%, 1/17/26 (a)(b)		3,000	2,991,629
OZLM VII Ltd., Series 2014-7A, Class CR, 4.66%, 7/17/26 (a)(b)		1,000	1,004,899
Palmer Square CLO Ltd., Series 2013-2A, Class CR, 4.76%, 10/17/27 (a)(b)(c)		1,000	1,000,600
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class D, 8.19%, 8/23/28 (a)(b)		500	499,368
Rockford Tower CLO Ltd., Series 2017-1A, Class D, 4.62%, 4/15/29 (a)(b)(c)		1,000	966,300
Sound Point CLO V Ltd., Series 2014-1A, Class E, 5.41%, 4/18/26 (a)(b)		1,000	970,870
THL Credit Wind River CLO Ltd., Series 2014-3A, Class DR, 4.47%, 1/22/27 (a)(b)(c)		1,000	1,000,000
TIAA CLO II Ltd., Series 2017-1A, Class E, 7.06%, 4/20/29 (a)(b)		1,000	940,908
York CLO 1 Ltd., Series 2014-1A (a)(b):
Class DR, 4.55%, 1/22/27		500	495,521
Class E, 6.60%, 1/22/27		1,000	970,726
Total Asset-Backed Securities — 28.7%			62,641,171

Corporate Bonds
Argentina — 5.1%
Aeropuertos Argentina 2000 SA, 6.88%, 2/01/27 (b)(e)		928	960,601
AES Argentina Generacion SA, 7.75%, 2/02/24 (b)(e)		928	971,421
Arcor SAIC, 6.00%, 7/06/23 (b)		371	394,187
Cablevision SA, 6.50%, 6/15/21 (b)(e)		557	590,420

Portfolio Abbreviations

ABS	Asset-Backed Security	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	LPN	Loan Participation Note	TRY	Turkish Lira
CLO	Collateralized Loan Obligation	MXN	Mexican Peso	USD	U.S. Dollar
ETF	Exchange-Traded Fund	PIK	Payment-In-Kind

See Notes to Financial Statements.

6	BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Argentina (continued)
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 7/20/23 (b)(e)	USD	928	$962,067
Generacion Mediterranea SA/Generacion Frias SA/ Central Termica Roca SA, 9.63%, 7/27/23 (b)(e)		928	1,013,840
Genneia SA, 8.75%, 1/20/22 (b)(e)		928	986,761
Pampa Energia SA, 7.50%, 1/24/27 (b)(e)		719	750,320
Petrobras Argentina SA, 7.38%, 7/21/23 (b)		557	587,490
Tarjeta Naranja SA, 22.44%, 4/11/22 (a)(b)(e)		658	674,450
YPF SA:
23.08%, 7/07/20 (a)		2,060	2,126,596
8.50%, 7/28/25		928	1,045,392

			11,063,545
Australia — 0.2%
Virgin Australia Holdings Ltd., 7.88%, 10/15/21		500	521,875
Bermuda — 0.4%
China Singyes Solar Technologies Holdings Ltd., 7.95%, 2/15/19		500	505,600
Digicel Group Ltd., 8.25%, 9/30/20 (b)		358	334,694

			840,294
British Virgin Islands — 1.0%
Arcos Dorados Holdings, Inc., 5.88%, 4/04/27 (b)(e)		645	646,729
Central American Bottling Corp., 5.75%, 1/31/27 (b)(e)		557	588,415
Prime Bloom Holdings Ltd.:
7.50%, 12/19/19		500	505,696
6.95%, 7/05/22		200	192,474
Rock International Investment Co., 6.63%, 3/27/20		250	235,000

			2,168,314
Canada — 4.2%
Canbriam Energy, Inc., 9.75%, 11/15/19 (b)(e)		1,540	1,601,600
Cenovus Energy, Inc., 4.25%, 4/15/27 (b)		300	285,788
Enbridge, Inc. (f):
2.90%, 7/15/22		71	70,858
3.70%, 7/15/27		386	385,714
Niska Gas Storage Ltd./Niska Gas Storage Canada Finance Corp., 6.50%, 4/01/19 (e)		1,172	1,189,580
NOVA Chemicals Corp. (b):
5.00%, 5/01/25 (e)		1,540	1,532,300
5.25%, 6/01/27		1,495	1,487,525
Seven Generations Energy Ltd., 6.75%, 5/01/23 (b)(e)		1,540	1,601,600
Stoneway Capital Corp., 10.00%, 3/01/27 (b)(e)		928	979,337

			9,134,302
Cayman Islands — 2.4%
China Evergrande Group, 8.75%, 6/28/25		200	195,430
Energuate Trust, 5.88%, 5/03/27 (b)		503	518,090
Fantasia Holdings Group Co., 7.95%, 7/05/22		200	198,000
Golden Eagle Retail Group Ltd., 4.63%, 5/21/23		500	462,500
Hilong Holding Ltd., 7.25%, 6/22/20		200	191,000
Jingrui Holdings Ltd., 7.75%, 4/12/20		200	190,783
Latam Finance Ltd., 6.88%, 4/11/24 (b)(e)		645	656,062
Logan Property Holdings Co. Ltd., 5.25%, 2/23/23		200	186,821
Suzano Trading Ltd., 5.88%, 1/23/21 (b)(e)		928	983,680
Tecnoglass, Inc., 8.20%, 1/31/22 (b)		230	241,788
Times Property Holdings Ltd., 5.75%, 4/26/22		200	194,279
Vale Overseas Ltd., 6.25%, 8/10/26 (e)		595	641,856
Yuzhou Properties Co. Ltd., 6.00%, 10/25/23		500	490,415

			5,150,704
Chile — 0.4%
Celeo Redes Operacion Chile SA, 5.20%, 6/22/47 (b)(e)		750	759,375
GNL Quintero SA, 4.63%, 7/31/29 (b)		200	207,500

			966,875

Corporate Bonds		Par (000)	Value
Colombia — 0.3%
SURA Asset Management SA, 4.38%, 4/11/27 (b)(e)	USD	650	$656,500
Dominican Republic — 0.5%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 3/30/29 (b)(e)		928	1,005,729
Finland — 0.1%
Nokia OYJ:
3.38%, 6/12/22		122	122,927
4.38%, 6/12/27		112	114,031

			236,958
France — 0.3%
BNP Paribas SA, 4.63%, 3/13/27 (b)(e)		600	632,708
Germany — 0.8%
Unitymedia GmbH, 6.13%, 1/15/25 (b)(e)		1,540	1,651,650
Hong Kong — 0.1%
Dr Peng Holding HongKong Ltd., 5.05%, 6/01/20		200	199,760
India — 0.2%
JSW Steel Ltd., 5.25%, 4/13/22		400	405,180
Indonesia — 0.1%
Bukit Makmur Mandiri Uta, 7.75%, 2/13/22		300	306,874
Ireland — 1.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 5.00%, 10/01/21 (e)		600	649,337
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 2/15/25 (b)(e)		1,540	1,617,000

			2,266,337
Italy — 0.9%
Telecom Italia SpA, 5.30%, 5/30/24 (b)(e)		1,540	1,651,650
UniCredit SpA, 5.86%, 6/19/32 (a)(b)		201	206,369

			1,858,019
Japan — 0.2%
Universal Entertainment Corp., (8.5% Cash or 6% Cash plus 2.5% PIK), 8.50%, 8/24/20 (b)(g)		506	519,728
Luxembourg — 1.1%
Actavis Funding SCS, 4.55%, 3/15/35		175	186,782
Minerva Luxembourg SA, 6.50%, 9/20/26 (b)		557	542,379
Rumo Luxembourg Sarl, 7.38%, 2/09/24 (b)(e)		928	953,149
VM Holdings SA, 5.38%, 5/04/27 (b)(e)		750	757,125

			2,439,435
Mexico — 1.1%
Banco Inbursa SA Institucion de Banca Multiple, 4.13%, 6/06/24 (b)(e)		640	651,200
Petroleos Mexicanos, 6.50%, 3/13/27 (b)		371	398,547
Trust F/1401, 6.95%, 1/30/44		1,192	1,263,520

			2,313,267
Netherlands — 3.1%
Enel Finance International NV (b):
2.88%, 5/25/22		255	255,354
3.63%, 5/25/27		400	396,138
4.75%, 5/25/47		240	246,950
Jababeka International BV, 6.50%, 10/05/23		500	517,516
Marfrig Holdings Europe BV, 8.00%, 6/08/23 (b)(e)		557	565,466
NXP BV/NXP Funding LLC, 4.13%, 6/01/21 (b)		250	263,250
Petrobras Global Finance BV:
5.75%, 1/20/20		557	577,999
5.38%, 1/27/21		700	711,690
6.13%, 1/17/22		200	206,300
8.75%, 5/23/26		557	640,550
7.38%, 1/17/27 (e)		582	615,756
7.25%, 3/17/44		243	238,930
Ziggo Secured Finance BV, 5.50%, 1/15/27 (b)(e)		1,540	1,572,725

			6,808,624

See Notes to Financial Statements.

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	7

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Panama — 0.4%
AES Panama SRL, 6.00%, 6/25/22 (b)	USD	371	$389,550
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 5/10/20		557	557,000

			946,550
Peru — 0.2%
Petroleos del Peru SA (b):
4.75%, 6/19/32		300	297,750
5.63%, 6/19/47		246	248,460

			546,210
Singapore — 0.2%
APL Realty Holdings Pte Ltd., 5.95%, 6/02/24		200	193,524
Modernland Overseas Pte Ltd., 6.95%, 4/13/24		200	198,780

			392,304
Spain — 0.2%
Telefonica Emisiones SAU, 5.21%, 3/08/47		350	377,906
Switzerland — 0.2%
UBS Group Funding Switzerland AG, 4.25%, 3/23/28 (b)(e)		509	531,768
United Kingdom — 1.7%
Aon PLC, 4.75%, 5/15/45 (e)		225	243,450
Barclays PLC, 4.84%, 5/09/28		554	566,349
HSBC Holdings PLC:
3.26%, 3/13/23 (a)(e)		375	382,106
4.38%, 11/23/26		200	207,524
4.04%, 3/13/28 (a)(e)		300	310,733
MARB BondCo PLC, 7.00%, 3/15/24		200	193,250
Royal Bank of Scotland Group PLC:
2.65%, 5/15/23 (a)		396	399,208
3.50%, 5/15/23 (a)		257	258,667
3.88%, 9/12/23		300	306,333
Trinity Acquisition PLC, 4.63%, 8/15/23		400	428,755
Vedanta Resources PLC, 7.13%, 5/31/23		500	514,275

			3,810,650
United States — 39.3%
Air Lease Corp.:
3.00%, 9/15/23		300	298,274
3.63%, 4/01/27		155	155,015
Alcoa, Inc., 6.75%, 1/15/28 (e)		1,540	1,701,700
American Tower Corp., 3.55%, 7/15/27		381	377,793
AmeriGas Partners LP/AmeriGas Finance Corp., 5.75%, 5/20/27 (e)		1,540	1,559,250
Amgen, Inc., 4.40%, 5/01/45 (e)		300	308,145
Analog Devices, Inc. (e):
3.50%, 12/05/26		250	251,947
4.50%, 12/05/36		339	351,262
5.30%, 12/15/45		250	286,350
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/01/26 (e)		400	412,108
Antero Resources Corp., 5.00%, 3/01/25 (b)(e)		1,435	1,391,950
Apple, Inc. (e):
3.85%, 8/04/46		200	199,863
4.25%, 2/09/47		150	159,093
Applied Materials, Inc., 4.35%, 4/01/47		127	134,799
Arrow Electronics, Inc., 3.88%, 1/12/28		125	123,959
AT&T, Inc. (e):
4.25%, 3/01/27		250	258,488
4.75%, 5/15/46		300	294,181
Atmos Energy Corp., 4.13%, 10/15/44		58	61,040
Autodesk, Inc., 3.50%, 6/15/27		302	296,983
Bank of America Corp.:
4.45%, 3/03/26 (e)		200	208,149
3.50%, 4/19/26 (e)		250	250,852

Corporate Bonds		Par (000)	Value
United States (continued)
4.25%, 10/22/26 (e)	USD	425	$437,655
3.71%, 4/24/28 (a)		325	327,381
4.44%, 1/20/48 (a)		150	158,652
Series L, 4.18%, 11/25/27		150	152,563
Brinker International, Inc., 5.00%, 10/01/24 (b)(e)		1,540	1,532,300
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.38%, 5/01/22 (e)		1,540	1,670,900
Calpine Corp., 5.75%, 1/15/25 (e)		1,540	1,443,750
Capital One Financial Corp., 3.75%, 3/09/27		84	83,695
Carrizo Oil & Gas, Inc.:
7.50%, 9/15/20 (e)		1,240	1,261,700
8.25%, 7/15/25		81	82,823
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 5/01/27 (b)(e)		1,540	1,574,650
CF Industries, Inc., 4.50%, 12/01/26 (b)		225	231,335
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.75%, 2/15/28 (b)(f)		375	369,466
6.48%, 10/23/45		350	420,075
5.38%, 5/01/47 (b)		523	553,305
Cheniere Corpus Christi Holdings LLC, 5.13%, 6/30/27 (b)(e)		1,789	1,833,725
Chesapeake Energy Corp., 6.63%, 8/15/20		215	215,538
Cimarex Energy Co., 3.90%, 5/15/27		300	301,642
Citigroup, Inc.:
2.75%, 4/25/22		350	349,446
2.28%, 5/17/24 (a)		350	349,641
4.45%, 9/29/27 (e)		225	234,004
4.13%, 7/25/28 (e)		385	390,823
Citizens Bank NA/Providence, 2.65%, 5/26/22		250	249,327
CRH America Finance, Inc., 4.40%, 5/09/47 (b)		225	231,031
Crown Castle International Corp., 4.75%, 5/15/47		296	301,218
CSC Holdings LLC, 10.88%, 10/15/25 (b)(e)		1,540	1,853,775
DaVita, Inc., 5.00%, 5/01/25 (e)		1,540	1,543,850
Devon Energy Corp.:
4.75%, 5/15/42		200	193,906
5.00%, 6/15/45 (e)		350	353,584
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.35%, 7/15/46 (b)		305	393,628
Diamondback Energy, Inc., 5.38%, 5/31/25 (b)(e)		1,540	1,563,100
Discover Financial Services, 4.10%, 2/09/27 (e)		350	350,605
Discovery Communications LLC, 4.88%, 4/01/43		350	326,776
Duke Energy Corp., 3.75%, 9/01/46 (e)		200	189,995
DXC Technology Co. (b):
4.25%, 4/15/24		165	170,714
4.75%, 4/15/27 (e)		350	364,939
Eastman Chemical Co., 4.65%, 10/15/44		125	132,250
Endeavor Energy Resources LP/EER Finance, Inc., 8.13%, 9/15/23 (b)(e)		1,540	1,626,625
Energy Transfer Partners LP:
5.15%, 2/01/43		150	142,364
5.30%, 4/15/47		250	247,336
EnLink Midstream Partners LP, 5.45%, 6/01/47		250	249,274
Enterprise Products Operating LLC:
4.45%, 2/15/43		150	149,066
4.90%, 5/15/46 (e)		350	376,365
FedEx Corp., 4.10%, 2/01/45 (e)		225	220,737
First Data Corp., 5.00%, 1/15/24 (b)(e)		1,540	1,583,782
Ford Motor Co., 5.29%, 12/08/46 (e)		200	205,264
Frontier Communications Corp., 10.50%, 9/15/22 (e)		1,540	1,472,625
General Motors Co., 5.20%, 4/01/45 (e)		325	318,857
Gilead Sciences, Inc., 4.15%, 3/01/47 (e)		550	552,564
Goldman Sachs Group, Inc., 3.50%, 11/16/26		200	198,939
Great Plains Energy, Inc.:
3.90%, 4/01/27		300	303,487
4.85%, 4/01/47 (e)		200	205,798

See Notes to Financial Statements.

8	BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
United States (continued)
Halcon Resources Corp., 6.75%, 2/15/25 (b)(e)	USD	1,540	$1,386,000
HCA, Inc.:
5.88%, 2/15/26 (e)		1,540	1,663,200
5.50%, 6/15/47		246	254,610
Hess Corp., 5.60%, 2/15/41		250	245,767
Humana, Inc., 4.80%, 3/15/47		100	110,197
Intel Corp., 4.10%, 5/19/46		150	155,465
Iron Mountain US Holdings, Inc., 5.38%, 6/01/26 (b)(e)		1,540	1,617,000
JPMorgan Chase & Co.:
3.22%, 3/01/25 (a)		500	500,939
4.13%, 12/15/26		200	207,157
4.25%, 10/01/27		200	208,620
3.54%, 5/01/28 (a)		300	300,908
4.26%, 2/22/48 (a)		100	104,611
Kaiser Aluminum Corp., 5.88%, 5/15/24 (e)		1,540	1,620,850
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 6/01/24 (b)(e)		802	836,085
Kinder Morgan Energy Partners LP:
5.00%, 3/01/43		125	120,588
5.50%, 3/01/44		125	129,018
Kinder Morgan, Inc., 5.55%, 6/01/45		400	423,890
Massachusetts Mutual Life Insurance Co., 4.90%, 4/01/77 (b)		195	208,474
Meritor, Inc., 6.25%, 2/15/24 (e)		1,619	1,687,807
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 9/01/26 (e)		1,600	1,610,000
MHGE Parent LLC/MHGE Parent Finance, Inc., (8.5% Cash or 9.25% PIK), 8.50%, 8/01/19 (b)(g)		500	500,000
Microsoft Corp.:
4.45%, 11/03/45		150	166,901
4.50%, 2/06/57		150	165,150
Monsanto Co., 4.40%, 7/15/44 (e)		200	203,412
Morgan Stanley:
3.88%, 1/27/26 (e)		225	231,633
4.35%, 9/08/26		250	259,909
3.95%, 4/23/27		275	277,480
4.38%, 1/22/47 (e)		250	260,801
MPLX LP, 5.20%, 3/01/47		375	386,203
Newell Brands, Inc., 4.20%, 4/01/26		225	238,902
Newfield Exploration Co., 5.38%, 1/01/26 (e)		1,540	1,593,900
Newmont Mining Corp., 4.88%, 3/15/42 (e)		200	211,327
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/27		206	209,272
NiSource Finance Corp.:
3.49%, 5/15/27		348	350,395
4.38%, 5/15/47		450	463,989
Northern Trust Corp., 3.38%, 5/08/32 (a)		110	109,952
Oracle Corp., 4.00%, 7/15/46 (e)		250	252,474
Owens-Brockway Glass Container, Inc., 6.38%, 8/15/25 (b)(e)		1,495	1,678,137
Parsley Energy LLC/Parsley Finance Corp., 5.38%, 1/15/25 (b)(e)		1,540	1,551,550
PDC Energy, Inc., 6.13%, 9/15/24 (b)(e)		1,540	1,563,100
Pioneer Energy Services Corp., 6.13%, 3/15/22 (e)		1,540	1,193,500
Pitney Bowes, Inc., 3.88%, 5/15/22 (e)		620	619,842
Post Holdings, Inc., 5.00%, 8/15/26 (b)(e)		1,540	1,536,150
Quicken Loans, Inc., 5.75%, 5/01/25 (b)(e)		1,638	1,691,235
RSP Permian, Inc., 6.63%, 10/01/22 (e)		1,540	1,597,750
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		350	389,061
4.20%, 3/15/28 (b)		250	252,578
Sprint Corp., 7.88%, 9/15/23 (e)		1,540	1,771,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/ Sprint Spectrum Co. III LLC, 3.36%, 9/20/21 (b)(e)		600	605,250
Steel Dynamics, Inc., 5.00%, 12/15/26 (e)		1,540	1,580,425
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45 (e)		200	196,032

Corporate Bonds		Par (000)	Value
United States (continued)
T-Mobile USA, Inc., 6.50%, 1/15/26 (e)	USD	1,540	$1,699,775
Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (b)		300	307,113
Tennessee Merger Sub, Inc., 6.38%, 2/01/25 (b)(e)		750	727,500
Tesoro Corp., 5.13%, 12/15/26 (b)		350	380,877
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25%, 1/15/25		215	225,750
Time Warner, Inc.:
4.65%, 6/01/44		150	148,343
4.85%, 7/15/45		175	180,195
TransDigm, Inc., 6.50%, 5/15/25 (e)		1,540	1,566,950
United Technologies Corp., 4.05%, 5/04/47		240	245,833
Valeant Pharmaceuticals International, Inc. (b):
6.75%, 8/15/18		219	219,548
5.38%, 3/15/20 (e)		750	724,687
7.00%, 3/15/24 (e)		750	788,437
Verizon Communications, Inc.:
5.25%, 3/16/37		70	75,249
4.81%, 3/15/39 (b)(e)		250	252,705
4.86%, 8/21/46 (e)		225	225,038
4.52%, 9/15/48		200	189,218
5.01%, 4/15/49 (b)		150	151,486
Viacom, Inc., 4.38%, 3/15/43		250	222,225
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44		100	106,415
Wells Fargo & Co.:
3.58%, 5/22/28 (a)		368	371,912
4.40%, 6/14/46 (e)		425	430,270
4.75%, 12/07/46 (e)		350	373,686
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/27 (b)(e)		1,540	1,611,225

			85,850,984
Total Corporate Bonds — 65.7%			143,603,050

Floating Rate Loan Interests
United States — 1.3%
LSTAR Securities Financing Vehicle, LPN Term Loan (a):
2017, 3.55%, 6/16/25		1,000	990,200
3.55%, 5/10/25 (c)		1,948	1,930,655
Total Floating Rate Loan Interests — 1.3%			2,920,855

Foreign Agency Obligations
Argentina — 1.5%
Argentine Republic Government International Bond		200	209,500
Republic of Argentina (e):
5.63%, 1/26/22		828	847,872
6.88%, 1/26/27		2,225	2,305,100

			3,362,472
Brazil — 3.4%
Brazil Letras do Tesouro Nacional, 0.00%, 1/01/18 (h)	BRL	10,000	2,892,330
Brazil Republic Government International Bond, 6.00%, 4/07/26 (e)	USD	3,242	3,498,118
Brazilian Government International Bond, 4.88, 1/22/21 (e)		928	972,544

			7,362,992
Colombia — 1.5%
Colombia Government International Bond (e):
4.38%, 7/12/21		1,485	1,580,040
3.88%, 4/25/27		1,650	1,664,850

			3,244,890

See Notes to Financial Statements.

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	9

Schedule of Investments (continued)

Foreign Agency Obligations		Par (000)	Value
Egypt — 1.6%
Egypt Government International Bond:
5.75%, 4/29/20	USD	2,630	$2,698,564
8.50%, 1/31/47 (b)		728	784,746

			3,483,310
Indonesia — 3.6%
Indonesia Government International Bond:
5.88%, 3/13/20		1,800	1,967,553
4.75%, 1/08/26		2,482	2,664,065
Indonesia Treasury Bond:
11.00%, 11/15/20	IDR	12,256	1,039,839
8.38%, 9/15/26		26,508	2,193,834

			7,865,291
Lebanon — 0.2%
Lebanon Government International Bond, 6.85%, 3/23/27	USD	503	506,408
Maldives — 0.1%
Republic of Maldives Ministry of Finance and Treasury Bond, 7.00%, 6/07/22		200	200,781
Mexico — 2.6%
Mexican Bonos:
8.00%, 6/11/20	MXN	23,000	1,314,512
7.50%, 6/03/27		29,000	1,681,669
Mexico Government International Bond (e):
4.00%, 10/02/23	USD	900	941,310
4.15%, 3/28/27		1,748	1,810,054

			5,747,545
Mongolia — 0.3%
Mongolia Government International Bond, 8.75%, 3/09/24		500	547,286
Russia — 1.3%
Russian Federal Bond—OFZ:
8.15%, 2/03/27	RUB	28,445	501,809
7.05%, 1/19/28		73,080	1,180,309
Russian Foreign Bond—Eurobond:
4.88%, 9/16/23	USD	800	857,987
4.75%, 5/27/26		200	208,750

			2,748,855
South Africa — 1.2%
Republic of South Africa Government International Bond:
5.50%, 3/09/20 (e)		1,500	1,589,820
5.88%, 5/30/22		750	818,907
4.88%, 4/14/26		320	320,640

			2,729,367
Sri Lanka — 0.1%
Sri Lanka Government International Bond, 6.20%, 5/11/27		200	199,682
Turkey — 2.7%
Turkey Government Bond:
8.50%, 7/10/19	TRY	4,000	1,091,958
11.00%, 3/02/22		1,880	544,478
Turkey Government International Bond:
7.00%, 6/05/20 (e)	USD	1,485	1,623,744
5.63%, 3/30/21		400	424,000
5.13%, 3/25/22		1,100	1,141,646
7.38%, 2/05/25		465	538,484
6.00%, 3/25/27		505	537,704

			5,902,014
Total Foreign Agency Obligations — 20.1%			43,900,893

Investment Companies — 4.4%		Shares	Value
United States — 4.4%
SPDR Bloomberg Barclays High Yield Bond ETF	USD	260,500	$9,690,600

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 1.5%
Alternative Loan Trust, Series 2007-AL1, Class A1, 1.47%, 6/25/37 (a)		1,076	760,796
LSTAR Securities Investment Ltd., Series 2017-3, Class A1, 3.23%, 4/01/22 (a)(b)(c)		969	963,328
RALI Trust, Series 2006-QO6, Class A1, 1.40%, 6/25/46 (a)		3,422	1,485,614

			3,209,738
Commercial Mortgage-Backed Securities — 13.8%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 6/05/37 (a)(b)		380	356,450
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL1, Class B, 3.66%, 4/15/27 (a)(b)(c)		438	437,500
Bayview Commercial Asset Trust, Series 2007-6A, Class A4A, 2.72%, 12/25/37 (a)(b)		2,000	1,345,413
BHMS Mortgage Trust, Series 2014-ATLS, Class BFX, 4.24%, 7/05/33 (b)		1,000	1,022,271
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL2, 4.85%, 5/15/29 (a)(b)		1,000	1,008,448
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class C, 6.28%, 4/15/44 (a)(b)		1,000	1,075,256
Chicago Skyscraper Trust, Series 2017 (a)(b):
Class D, 3.66%, 2/15/30		244	247,054
Class E, 4.46%, 2/15/30		1,250	1,265,648
Class F, 5.26%, 2/15/30		280	283,505
Citigroup Commercial Mortgage Trust (a):
Series 2015-GC27, Class C, 4.58%, 2/10/48		1,000	945,484
Series 2016-P3, Class D, 2.80%, 4/15/49 (b)		540	406,798
CLNS Trust, Series 2017-IKPR, Class E, 4.50%, 6/11/32 (a)(b)		790	792,951
Commercial Mortgage Trust (a):
Series 2007-C9, Class AJFL, 1.68%, 12/10/49 (b)		360	359,606
Series 2015-CR23, Class C, 4.40%, 5/10/48		1,000	949,254
Series 2015-CR23, Class CMC, 3.81%, 5/10/48 (b)		1,000	993,891
Series 2015-CR23, Class CMD, 3.81%, 5/10/48 (b)		1,150	1,125,358
Series 2015-CR23, Class XD, 1.16%, 5/10/48 (b)		13,697	976,322
Core Industrial Trust, Series 2015-WEST, Class E, 4.37%, 2/10/37 (a)(b)		1,000	985,811
DBJPM Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 6/10/50 (a)(b)(c)		11,000	842,188
DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.87%, 11/10/46 (a)(b)		1,000	1,056,287
GS Mortgage Securities Trust (a):
Series 2014-GC20, Class C, 5.02%,) 4/10/47		1,000	956,595
Series 2014-GC22, Class D, 4.80%, 6/10/47 (b)		613	519,106
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.27%, 12/15/48 (a)(b)		1,190	1,123,824
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.80%, 3/15/50 (a)(b)		1,240	1,206,354
Lone Star Portfolio Trust, Series 2015-LSP, Class E, 6.76%, 9/15/28 (a)(b)		1,024	1,043,572
LSTAR Commercial Mortgage Trust, Series 2017-5 (a)(b):
Class C, 4.87%, 3/10/50		1,000	913,965
Class X, 1.39%, 3/10/50		13,990	789,343
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A5, 8.00%, 8/25/34 (b)		1,234	1,336,577

See Notes to Financial Statements.

10	BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017

Schedule of Investments (continued)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Class D:
Series 2015-C23, 4.27%, 7/15/50 (a)(b)	USD	1,000	$850,288
Series 2015-C25, 3.07%, 10/15/48		80	64,139
Morgan Stanley Capital I Trust, Series 2017-H1 (b):
Class D, 2.55%, 6/15/50		1,010	766,388
Class XD, 2.20%, 6/15/50 (a)		8,625	1,387,590
Natixis Commercial Mortgage Securities Trust, Series 2017-75B, Class E, 4.19%, 4/09/37 (a)(b)		170	162,189
Olympic Tower Mortgage Trust, Series 2017-OT (a)(b):
Class D, 4.08%, 5/10/39		140	140,053
Class E, 4.08%, 5/10/39		290	276,773
RAIT Trust, Series 2017-FL7, Class C, 3.65%, 6/15/37 (a)(b)		260	260,000
Resource Capital Corp. Ltd., Series 2017-CRE5, Class B, 3.09%, 7/15/34 (a)(b)(c)(f)		590	590,000
Wells Fargo Commercial Mortgage Trust, Class D (a):
Series 2015-NXS4, 3.75%, 12/15/48		1,010	896,048
Series 2016-NXS5, 5.04%, 1/15/59		500	485,937

			30,244,236
Total Non-Agency Mortgage-Backed Securities— 15.3%			33,453,974

Preferred Securities
Capital Trusts
Canada — 0.2%
Transcanada Trust, 5.30%, 3/15/77 (a)		475	488,300
Hong Kong — 0.1%
Yancoal International Resources Development Co. Ltd., 5.75% (a)(i)		235	237,937
South Korea — 0.1%
Korean Air Lines Co. Ltd., 6.88%, 6/12/47 (a)		200	204,996
United States — 0.1%
CIT Group, Inc., 5.80% (a)(i)		97	101,123
Total Preferred Securities — 0.5%			1,032,356

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations — 3.1%
Fannie Mae Connecticut Avenue Securities (a):
Series 2017-C02, Class 2M2, 4.87%, 9/25/29	USD	1,500	$1,591,565
2017-C03, Class 1B1, 6.07%, 10/25/29		1,000	1,069,910
2017-C03, Class 1M2, 4.22%, 10/25/29		1,000	1,026,946
Freddie Mac Structured Agency Credit Risk Debt Notes (a):
Series 2017-DNA2, Class B1, 6.37%, 10/25/29		1,000	1,090,844
Series 2017-DNA2, Class M2, 4.67%, 10/25/29		2,000	2,112,198

			6,891,463
Mortgage-Backed Securities — 1.5%
Fannie Mae Mortgage-Backed Securities, 3.00%, 7/01/47 (j)		3,241	3,236,680
Total U.S. Government Sponsored Agency Securities — 4.6%			10,128,143
Total Long-Term Investments (Cost — $305,922,886) — 140.6%			307,371,042

Short-Term Securities		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (k)(l)		6,273,929	6,273,929
Total Short-Term Securities (Cost — $6,273,929) — 2.9%			6,273,929
Total Investments (Cost — $312,196,815) — 143.5%			313,644,971
Liabilities in Excess of Other Assets — (43.5)%			(95,072,730)

Net Assets — 100.0%			$218,572,241

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(f)	When-issued security.

(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(h)	Zero-coupon bond.

(i)	Perpetual security with no stated maturity date.

(j)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Bank of America Corp.	$3,236,680	$(23,487)

See Notes to Financial Statements.

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	11

Schedule of Investments (continued)

(k)	During the period ended June 30, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	6,273,929	6,273,929	$6,273,929	$45,879	—	—

(l)	Current yield as of period end.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date [1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
RBC Capital Markets LLC	1.59%	3/30/17	Open	$412,250	$413,662	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	3/30/17	Open	281,750	282,974	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	3/30/17	Open	1,293,600	1,299,220	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	3/30/17	Open	1,370,600	1,376,555	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	3/30/17	Open	1,262,800	1,268,286	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	3/30/17	Open	1,270,500	1,276,020	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	3/30/17	Open	1,216,600	1,221,885	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	1,378,300	1,383,897	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	1,224,300	1,229,272	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	1,332,100	1,337,510	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	1,255,100	1,260,197	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	1,248,000	1,253,068	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	1,262,800	1,267,928	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/06/17	Open	1,255,100	1,260,197	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/07/17	Open	1,318,240	1,323,345	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/07/17	Open	1,281,280	1,286,241	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/07/17	Open	1,268,960	1,273,874	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/07/17	Open	1,256,640	1,261,506	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/07/17	Open	1,232,000	1,236,771	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/07/17	Open	1,305,920	1,310,977	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/07/17	Open	1,268,960	1,273,874	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/07/17	Open	1,318,240	1,323,345	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/10/17	Open	1,301,300	1,306,277	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/10/17	Open	1,278,200	1,283,089	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/10/17	Open	1,197,350	1,201,930	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/10/17	Open	1,513,050	1,518,837	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/10/17	Open	1,135,750	1,140,094	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/10/17	Open	1,282,050	1,286,954	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/12/17	Open	1,366,750	1,371,849	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/12/17	Open	1,282,050	1,286,833	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/12/17	Open	1,374,450	1,379,577	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	188,000	188,497	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	230,625	231,235	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	236,875	237,501	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	324,593	325,450	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	188,500	188,998	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	190,500	191,003	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	217,125	217,699	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	194,500	195,014	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	286,500	287,257	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	200,813	201,343	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	240,000	240,634	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	193,500	194,011	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	205,313	205,855	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	303,875	304,678	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	216,563	217,135	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	197,000	197,521	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	286,500	287,257	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	181,000	181,478	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	488,125	489,415	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	216,563	217,135	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

12	BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017

Schedule of Investments (continued)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date [1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
RBC Capital Markets LLC	1.59%	4/21/17	Open	$297,413	$298,199	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	266,250	266,954	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	234,375	234,994	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	397,375	398,425	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	174,000	174,460	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	356,250	357,192	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	185,000	185,489	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	213,750	214,315	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	383,000	384,012	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	230,625	231,235	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	341,250	342,152	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/21/17	Open	237,500	238,128	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/21/17	Open	163,000	163,547	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/27/17	Open	183,000	183,436	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/27/17	Open	146,250	146,598	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	4/27/17	Open	341,250	342,063	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	4/27/17	Open	1,316,700	1,320,679	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/02/17	Open	1,140,825	1,144,057	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/02/17	Open	521,250	522,727	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/02/17	Open	1,293,600	1,297,265	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/02/17	Open	1,316,700	1,320,431	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/02/17	Open	1,035,400	1,038,334	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/02/17	Open	1,332,100	1,335,874	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/02/17	Open	618,750	620,503	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/02/17	Open	592,500	594,179	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/02/17	Open	1,301,300	1,304,987	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/02/17	Open	1,308,125	1,311,831	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.95%	5/02/17	Open	961,040	963,763	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/22/17	Open	481,000	481,909	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/22/17	Open	498,000	498,941	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/22/17	Open	523,000	523,988	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/22/17	Open	1,447,000	1,449,733	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95%	5/22/17	Open	594,000	595,122	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	5/22/17	Open	591,000	591,880	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59%	5/22/17	Open	574,500	575,355	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.70%	5/22/17	Open	1,265,126	1,267,515	Corporate Bonds	Open/Demand
Nomura Securities International, Inc	1.00%	5/31/17	Open	388,500	388,743	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.75%	6/15/17	Open	524,000	524,382	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75%	6/15/17	Open	1,377,338	1,378,342	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.75%	6/15/17	Open	1,112,500	1,113,311	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.75%	6/15/17	Open	530,563	530,949	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75%	6/15/17	Open	1,378,125	1,379,130	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.75%	6/15/17	Open	2,402,463	2,404,214	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.75%	6/15/17	Open	1,326,705	1,327,672	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	1,261,260	1,262,311	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	725,000	725,604	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	673,680	674,241	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	1,380,198	1,381,348	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	769,080	769,721	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	767,250	767,889	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	494,594	495,006	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	706,905	707,494	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	776,040	776,687	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	777,200	777,848	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	754,000	754,628	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	772,560	773,204	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	1,308,656	1,309,747	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	733,120	733,731	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	588,681	589,172	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	573,750	574,228	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	492,619	493,029	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	1,963,563	1,965,199	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	483,788	484,191	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	13

Schedule of Investments (continued)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date [1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	$444,904	$445,275	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	453,259	453,636	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	495,844	496,257	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	757,480	758,111	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	759,800	760,433	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	799,240	799,906	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	524,748	525,192	Corporate Bonds	Open/Demand
Total				$94,971,077	$95,216,263

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(4)	2-Year U.S. Treasury Note	September 2017	$864,438	$693
(98)	5-Year U.S. Treasury Note	September 2017	$11,547,922	28,201
(449)	10-Year U.S. Treasury Note	September 2017	$56,363,531	155,403
(2)	10-Year U.S. Ultra Long Treasury Note	September 2017	$269,625	(402)
(18)	Long U.S. Treasury Bond	September 2017	$2,766,375	(16,325)
(60)	Ultra U.S. Treasury Bond	September 2017	$9,952,500	(137,941)
Total				$29,629

OTC Credit Default Swaps — Sell Protection
Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Depreciation
Markit CMBX North America, Series 9	3.00%	Morgan Stanley & Co. International PLC	9/17/58	BBB-	USD	5,000	$(587,292)	$(548,539)	$(38,753)
Markit CMBX North America, Series 9	3.00%	Morgan Stanley & Co. International PLC	9/17/58	BBB-	USD	3,000	(352,375)	(325,343)	(27,032)
Total							$(939,667)	$(873,882)	$(65,785)

[1] Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$184,297	—	$184,297
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$154,668	—	$154,668
Swaps -OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$939,667	—	—	—	—	939,667

Total			$939,667	—	—	$154,668	—	$1,094,335

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

14	BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017

Schedule of Investments (continued)

For the period ended June 30, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,115,282)	—	$(1,115,282)
Forward foreign currency exchange contracts	—	—	—	$(640,481)	—	—	(640,481)
Swaps	—	$28,862	—	—	—	—	28,862

Total	—	$28,862	—	$(640,481)	$(1,115,282)	—	$(1,726,901)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$29,629	—	$29,629
Swaps	—	$(65,785)	—	—	—	—	(65,785)

Total		$(65,785)	—	—	$29,629	—	$(36,156)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$60,571,872
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$16,998,892
Average amounts sold — in USD	$10,379,028	[1]
Credit default swaps:
Average notional value — buy protection	$358,000	[1]
Average notional value — sell protection	$4,000,000
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivatives Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$195,625	—
Swaps — OTC[1]	—	$939,667

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$195,625	$939,667

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(195,625)	—

Total derivative assets and liabilities subject to an MNA	—	$939,667

[1] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Morgan Stanley & Co. International PLC	$939,667	—	—	$(570,000)	$369,667
[1] The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.

[2] Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	15

Schedule of Investments (concluded)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$49,923,288	$12,717,883	$62,641,171
Corporate Bonds	—	143,603,050	—	143,603,050
Floating Rate Loan Interests	—	990,200	1,930,655	2,920,855
Foreign Agency Obligations	—	43,900,893	—	43,900,893
Investment Companies	$9,690,600	—	—	9,690,600
Non-Agency Mortgage-Backed Securities	—	30,620,958	2,833,016	33,453,974
Preferred Securities	—	1,032,356	—	1,032,356
U.S. Government Sponsored Agency Securities	—	10,128,143	—	10,128,143
Short-Term Securities	6,273,929	—	—	6,273,929

Total	$15,964,529	$280,198,888	$17,481,554	$313,644,971

Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$184,297	—	—	$184,297
Liabilities:
Credit contracts	—	$(65,785)	—	(65,785)
Interest rate contracts	(154,668)	—	—	(154,668)

Total	$29,629	$(65,785)	—	$(36,156)

[1] Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, reverse repurchase agreements of $95,216,263 are categorized as Level 2 within the disclosure hierarchy.

During the period ended June 30, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of February 27, 2017[1]	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	$12,712	—	—	$12,712
Net realized gain (loss)	—	$221	$305	526
Net change in unrealized appreciation (depreciation)[2,3]	74,812	—	(7,076)	67,736
Purchases	12,630,359	1,955,732	2,870,464	17,456,555
Sales	—	(25,298)	(30,677)	(55,975)

Closing Balance, as of June 30, 2017	$12,717,883	$1,930,655	$2,833,016	$17,481,554

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[3]	$74,812	—	$(7,076)	$67,736

[1] Commencement of operations.
[2] Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[3]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

16	BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $305,922,886)	$307,371,042
Investments at value — affiliated (cost — $6,273,929)	6,273,929
Cash pledged:
Collateral — OTC derivatives	570,000
Futures contracts	995,000
Foreign currency at value (cost — $608,424)	614,171
Receivables:
Interest — unaffiliated	3,818,449
Investments sold	616,827
Variation margin on futures contracts	195,625
Principal paydowns	119,857
Dividends — affiliated	5,532

Total assets	320,580,432

Liabilities
Bank overdraft	6,280
Reverse repurchase agreements	95,216,263
Payables:
Investments purchased	5,595,898
Investment advisory fees	153,528
Custodian fees	36,696
Professional fees	34,809
Accounting fees	13,776
Other accrued expenses	11,274
Swap premiums received	873,882
Unrealized depreciation on OTC derivatives	65,785

Total liabilities	102,008,191

Net Assets	$218,572,241

Net Assets Consist of
Paid-in capital	$217,421,147
Undistributed net investment income	352,220
Accumulated net realized loss	(620,632)
Net unrealized appreciation (depreciation)	1,419,506

Net Assets	$218,572,241

Net Asset Value
Based on net assets of $218,572,241 and 22,110,220 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.89

See Notes to Financial Statements.

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	17

Statement of Operations

Period February 27, 2017[1] to June 30, 2017 (Unaudited)

Investment Income
Interest — unaffiliated	$4,419,144
Dividends — unaffiliated	226,942
Dividends — affiliated	45,879
Foreign taxes withheld	(7,631)

Total investment income	4,684,334

Expenses
Investment advisory	536,674
Custodian	41,451
Professional	34,809
Accounting services	13,776
Transfer agent	7,503
Printing	4,428
Officer and Trustees	3,813
Miscellaneous	9,470

Total expenses excluding interest expense	651,924
Interest expense	297,944

Total expenses	949,868
Less fees waived by the Manager	(9,380)

Total expenses after fees waived	940,488

Net investment income	3,743,846

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	1,095,378
Futures contracts	(1,115,282)
Forward foreign currency exchange contracts	(640,481)
Foreign currency transactions	10,891
Swaps	28,862

(620,632)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,448,156
Futures contracts	29,629
Foreign currency translations	7,506
Swaps	(65,785)

1,419,506

Net realized and unrealized gain	798,874

Net Increase in Net Assets Resulting from Operations	$4,542,720

[1] Commencement of operations.

See Notes to Financial Statements.

18	BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	Period February 27, 2017[1] to June 30, 2017 (Unaudited)

Operations
Net investment income	$3,743,846
Net realized loss	(620,632)
Net change in unrealized appreciation (depreciation)	1,419,506

Net increase in net assets resulting from operations	4,542,720

Distributions to Shareholders[2]
From net investment income	(3,315,126)

Capital Share Transactions
Net proceeds from the issuance of shares[3]	206,850,000
Net proceeds from the underwriter’s over allotment option exercised[4]	10,624,952
Reinvestment of common distributions	135,124
Capital charges with respect to the issuance of shares	(365,431)

Net increase in net assets derived from capital share transactions	217,244,645

Net Assets
Total increase in net assets	218,472,239
Beginning of period	100,002

End of period	$218,572,241

Undistributed net investment income, end of period	$352,220

[1] Commencement of operations.
[2] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
[3] Net of sales load paid of $3,150,000.
[4] Net of sales load paid of $161,796.

See Notes to Financial Statements.

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	19

Statement of Cash Flows

Period February 27, 2017[1] to June 30, 2017 (Unaudited)

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$4,542,720
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	54,318,514
Purchases of long-term investments	(354,351,115)
Net purchases of short-term securities	(6,273,929)
Amortization of premium and accretion of discount on investments and other fees	58,559
Net realized gain on investments	(1,095,378)
Net unrealized gain on investments and swaps	(1,382,370)
(Increase) Decrease in Assets:
Cash pledged:
Collateral — OTC derivatives	(570,000)
Futures contracts	(995,000)
Receivables:
Interest — unaffiliated	(3,818,449)
Dividends — affiliated	(5,532)
Variation margin on futures contracts	(195,625)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	153,528
Interest expense	245,186
Organization costs	(76,500)
Custodian fees	36,696
Professional fees	34,809
Accounting fees	13,776
Other accrued expenses	11,274
Swap premiums received	873,882

Net cash used for operating activities	(308,474,954)

Cash Provided by Financing Activities
Cash dividends paid to Common Shareholders	(3,180,002)
Net borrowing of reverse repurchase agreements	94,971,077
Increase in bank overdraft	6,280
Proceeds from issuance of Common Shares	206,850,000
Net proceeds from the underwriter’s over allotment option exercised	10,624,952
Capital charges with respect to the issuance of shares	(365,431)

Net cash provided by financing activities	308,906,876

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$5,747

Cash and Foreign Currency
Net increase in cash and foreign currency at value	437,669
Cash and foreign currency at value at beginning of period	176,502

Cash and foreign currency at value at end of period	$614,171

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$52,758

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to shareholders	135,124

[1]	Commencement of operations.

See Notes to Financial Statements.

20	BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017

Financial Highlights

	Period February 27, 2017[1] to June 30, 2017 (Unaudited)

Per Share Operating Performance
Net asset value, beginning of period	$9.85	[2]

Net investment income[3]	0.17
Net realized and unrealized gain	0.04

Net increase from investment operations	0.21

Distributions from net investment income[4]	(0.15)
Capital charges with respect to the issuance of shares	(0.02)

Net asset value, end of period	$9.89

Market price, end of period	$10.04

Total Return[5]
Based on net asset value	1.94%	[6]

Based on market price	1.93%	[6]

Ratios to Average Net Assets
Total expenses	1.32%	[7]

Total expenses after fees waived	1.30%	[7]

Total expenses after fees waived and excluding interest expense	0.89%	[7]

Net investment income	5.19%	[7]

Supplemental Data
Net assets, end of period (000)	$218,572

Borrowings outstanding, end of period (000)	$95,216

Portfolio turnover rate	24%

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a reduction of $0.15 per share sales charge from the initial offering price of $10.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	21

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock 2022 Global Income Opportunity Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a non-diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

Prior to commencement of operations on February 27, 2017, the Trust had no operations other than those relating to organizational matters and the sale of 17,919 Common Shares on December 2, 2016 to BlackRock Holdco. 2, Inc., an affiliate of the Trust, for $176,502. Investment operations for the Trust commenced on February 27, 2017.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: The Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Trust enters into certain investments (e.g., dollar rolls, futures contracts, forward foreign currency exchange contracts) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, if applicable. Deferred compensation liabilities are included in the officer’s and trustees’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Prior to commencement of operations, organization costs associated with the establishment of the Trust were expensed by the Trust. All offering costs exceeding $0.02 per share, other than sales charges, are paid by the Manager. The Trust paid offering costs of $365,431, which was recorded as a capital charge with respect to the issuance of shares.

22	BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017

Notes to Financial Statements (continued)

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trust’s presentation in the Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trust.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Trust may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trust’s net assets.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	23

Notes to Financial Statements (continued)

•

Swap agreements are valued utilizing quotes received daily by the Trust’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

24	BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Trust may subsequently have to reinvest the proceeds at lower interest rates. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs

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Notes to Financial Statements (continued)

receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for the Trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Trust to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Trust’s investment policies.

When the Trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trust having a contractual relationship only with the lender, not with the borrower. The Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trust assumes the credit risk of both the borrower and the lender that is selling the Participation. The Trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trust having a direct contractual relationship with the borrower, and the Trust may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to

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Notes to Financial Statements (continued)

sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, the Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Trust may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Trust mitigate their counterparty risk, TBA commitments may be entered into by the Trust under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Trust and the counterparty. Cash collateral that has been pledged to cover the obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Trust, if any, is noted in the Schedule of Investments. Typically, the Trust is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Trust is not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Trust may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Trust is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Trust is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Trust would still be required to pay the full repurchase price. Further, the Trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Trust to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Trust may receive a fee for the use of the security by the counterparty, which may result in interest income to the Trust.

For the period ended June 30, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trust were $52,385,102 and 1.69%, respectively.

Reverse repurchase transactions are entered into by the Trust under Master Repurchase Agreements (each, an “MRA”), which permit the Trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Trust. With reverse repurchase transactions, typically the Trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Trust receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Financial Statements (continued)

As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged/ Received	Net Amount
Credit Suisse Securities (USA) LLC	$28,387,706	$(28,387,706)	—	—
Deutsche Bank Securities, Inc.	3,549,693	(3,549,693)	—	—
Nomura Securities International, Inc.	388,743	(388,743)	—	—
RBC Capital Markets LLC	62,365,739	(62,365,739)	—	—

Total	$94,691,881	$(94,691,881)	—	—

[1]

Net collateral, including accrued interest, with a value of $117,697,891 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Trust’s obligation to repurchase the securities.

5. Derivative Financial Instruments:

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trust and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized

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Notes to Financial Statements (continued)

appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trust’s counterparty on the swap agreement becomes the CCP. The Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which the Trust is not otherwise exposed (credit risk).

The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trust will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements. The result would cause the Trust to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trust, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trust. Any additional required collateral is delivered to/pledged by the Trust on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	29

Notes to Financial Statements (continued)

collateral arrangement with the counterparty. To the extent amounts due to the Trust from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trust has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of the Trust’s managed assets (including any assets attributable to money borrowed for investment purposes). For purposes of calculating this fee, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BSL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager.

Expense Waivers: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. For the period ended June 30, 2017, the amount waived was $6,435.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The Agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the period ended June 30, 2017, the Trust waived $2,945 in investment advisory fees pursuant to these arrangements.

Officers and Trustees: Certain officers and/or Trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

Other Transactions: The Trust may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$8,097,962	$359,220	$17,308

7. Purchases and Sales:

For the period ended June 30, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were $359,947,013 and $55,055,198, respectively.

8. Income Tax Information:

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination.

Management has analyzed tax laws and regulations and their application to the Trust as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

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Notes to Financial Statements (continued)

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$312,196,815

Gross unrealized appreciation	3,604,620
Gross unrealized depreciation	(2,156,464)

Net unrealized appreciation	$1,448,156

9. Principal Risks:

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers of securities owned by the Trust. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

Investment Objective Risk: There is no assurance that the Trust will achieve its investment objective. A variety of circumstances may make it extremely difficult for the Trust to achieve its investment objective. Such circumstances include, but may not be limited to, the existence of an inverted yield curve, a rapid and significant increase in interest rates, a significant decrease in issuer credit quality generally and/or increased defaults, increased volatility in currency markets and/or in currency exchange rates and negative economic, market, political and/or social developments impacting emerging markets. Additionally, the limited term of the Trust may increase the risk that the Trust may not meet its investment objective. A limited term limits the period during which the Trust can generate returns and increases the potential impact that a disruptive market event or one or more of the conditions outlined above could have on the Trust’s annualized returns.

The Trust is not a target term fund and thus does not seek to return its initial public offering price of $10 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $10 per common share.

Valuation Risk: The price the Trust could receive upon the sale of any particular portfolio investment may differ from the Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Trust, and the Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Trust.

With exchange-traded futures, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	31

Notes to Financial Statements (concluded)

of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

Concentration Risk: The Trust may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

The Trust is authorized to issue an unlimited numbers of shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares without the approval of Common Shareholders.

Shares issued and outstanding for the period February 27, 2017 to June 30, 2017, increased by 13,662 as a result of dividend reinvestment and 21,000,000 from the initial public offering and 1,078,639 from the underwriters’ exercising the over-allotment option.

As of June 30, 2017, 17,919 shares were owned by affiliates.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trust paid a net investment income dividend in the amount of $0.0500 per share on July 31, 2017 to Common shareholders of record on July 14, 2017.

Additionally, the Trust declared a net investment income dividend of $0.0500 per share on August 1, 2017 payable to Common Shareholders of record on August 15, 2017.

32	BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock 2022 Global Income Opportunity Trust (the “Trust”) met in person on December 2, 2016 (the “December Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

On the date of the December Meeting, the Board consisted of eight individuals, five of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), and an additional three of whom would be Independent Board Members after the completion of the Trust’s initial public offering. The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members.

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the December Meeting, the Board received materials specifically relating to the Agreement. The Board engaged with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the December Meeting included (a) information regarding the investment objective and policies of the Trust; (b) the team of investment advisory personnel assigned to the Trust; (c) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”)1; and (d) discussion of anticipated fall-out benefits to BlackRock and its affiliates. Periodically, the Board Members, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information, including general information regarding BlackRock’s management of such funds (including the investment performance of BlackRock portfolio management in general), BlackRock’s management of relationships with service providers of such funds, resources devoted to compliance with such funds’ investment objectives and policies, and the structure and expertise of BlackRock and BlackRock’s parent companies, information on the profits realized by BlackRock and its affiliates as a result of its relationships with such funds, general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable, BlackRock’s policies and procedures in respect of execution of portfolio transactions, the existence, impact and sharing of potential economies of scale and other matters.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Trust’s portfolio management team discussing the Trust’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

[1]	Trusts are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	33

Disclosure of Investment Advisory Agreement (continued)

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to the Trust. BlackRock and its affiliates will provide the Trust with certain administrative, shareholder, and other services (in addition to any such services to be provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates will provide the Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trust and BlackRock: In their capacity as members of the boards of directors or trustees of certain other BlackRock-advised funds, the Board Members, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other BlackRock-advised funds. The Board, however, could not consider the performance history of the Trust because the Trust was newly organized and had not yet commenced operations as of the meeting.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust: The Board, including the Independent Board Members, reviewed the Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board Members noted that they had previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds. The Board Members had previously reviewed BlackRock’s profitability methodology with respect to other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board acknowledged the Manager’s representation that it expected the Trust’s costs of services and profitability to be broadly in line with those of other similar funds managed by the Manager. The Board Members then noted their previous review of BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board noted that, as a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board Members then noted their previous review, as described above, of BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board reviewed their previous consideration of the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Trust’s contractual management fee rate ranked in the first quartile, and that the estimated actual management fee rate and the estimated total expense ratio each ranked in the first quartile, relative to the Trust’s Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust may benefit from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale.

34	BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017

Disclosure of Investment Advisory Agreement (concluded)

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices for BlackRock closed-end funds throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of auction rate preferred securities (“AMPS”) for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	35

Disclosure of Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock 2022 Global Income Opportunity Trust (the “Trust”) met in person on March 1, 2017 (the “March Meeting”) to consider the initial approval of two proposed sub-advisory agreements (the “Sub-Advisory Agreements”) among (1) BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, BlackRock International Limited (“BIL”) and the Trust and (2) the Manager, BlackRock (Singapore) Limited (“BSL”) and the Trust.

On the date of the March Meeting, three individuals, who serve as trustees or directors of other funds in the BlackRock family of closed-end funds, were appointed trustees of the Trust. Accordingly, at the March Meeting, during the time in which the Board considered the initial approval of the Sub-Advisory Agreements, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreements. At the March Meeting, the Board reviewed materials relating to its consideration of the Sub-Advisory Agreements. The Trust’s investment advisory agreement (the “Advisory Agreement”) with the Manager was most recently approved by the Board at the meeting of the Board held on December 2, 2016 (the “December Meeting”). While the three newly appointed trustees were not board members of the Trust at the December Meeting, they were invited to attend the December Meeting and also received copies of materials related to the Advisory Agreement. A discussion of the basis for the Board’s approval of the Advisory Agreement at the December Meeting is included in this shareholder report. The factors considered by the Board at the March Meeting in connection with approval of the proposed Sub-Advisory Agreements were substantially the same as the factors considered at the December Meeting with respect to approval of the Advisory Agreement. Following discussion, the Board unanimously approved the Sub-Advisory Agreements for a two-year term beginning on the effective date of the Sub-Advisory Agreements.

Based upon its evaluation of all of the aforementioned factors in their totality, the Board was satisfied that the terms of the Sub-Advisory Agreements were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

36	BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017

Officers and Trustees

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	37

Additional Information

Trust Certification

The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Trust’s taxable income and net capital gains, but not in excess of the Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the respective Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Trust from time to time may purchase its common shares in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

38	BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s Form N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST	JUNE 30, 2017	39

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

BGIO-6/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) Not Applicable to this semi-annual report

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

[1]	The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock 2022 Global Income Opportunity Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock 2022 Global Income Opportunity Trust

Date:	September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock 2022 Global Income Opportunity Trust

Date:	September 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock 2022 Global Income Opportunity Trust

Date:	September 5, 2017

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